UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2024

ENZO BIOCHEM, INC.

(Exact name of registrant as specified in its charter)

New York	001-09974	13-2866202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 Executive Blvd. Suite 3

Farmingdale, New York 11735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (631) 755-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2024, the Compensation Committee (the “Committee”) of the board of directors (the “Board”) of Enzo Biochem, Inc. (the “Company”) approved an increase in the base salary of Kara Cannon, Chief Executive Officer of the Company, from $350,000 per year to $375,000 per year, effective as of February 12, 2024, and a one-time grant of a cash bonus to Ms. Cannon in connection with the Company’s performance during the 2023 fiscal year, in the amount of $150,000, payable on March 1, 2024.

Following the recommendation of the Committee, on February 23, 2024, the Board approved an increase in the base salary of Patricia Eckert, CPA, Chief Financial Officer of the Company, from $250,000 per year to $275,000 per year, effective as of February 12, 2024, and a one-time grant of a cash bonus to Ms. Eckert in connection with the Company’s performance during the 2023 fiscal year, in the amount of $50,000, payable on March 1, 2024.

Additionally, on February 23, 2024, the Board approved the following equity grants to each of Ms. Cannon and Ms. Eckert under the Company’s Amended and Restated 2011 Incentive Plan (the “Incentive Plan”):

●	Ms. Cannon – 150,000 restricted stock units (“RSUs”), to vest in equal annual installments over three years, commencing on the first anniversary of the grant date, subject to the terms and conditions of the Incentive Plan and the Company’s form of grant agreement; and

●	Ms. Eckert – Non-qualified options to purchase 75,000 shares of the Company’s Common Stock, with an exercise price of $1.38, to vest in equal annual installments over three years, commencing on the first anniversary of the grant date, subject to the terms and conditions of the Incentive Plan and the Company’s form of grant agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

	By:	/s/ Patricia Eckert
	Name:	Patricia Eckert
	Title:	Chief Financial Officer
Date: February 27, 2024

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